EXHIBIT 23.2

                    Merdinger, Fruchter, Rosen & Corso, P.C.
                     CERTIFIED PUBLIC ACCOUNTANTS Letterhead


                         CONSENT OF INDEPENDENT AUDITORS

     We consent to the use in this Registration Statement of SECTOR COMMUNICATIONS, INC. (the "Company") on Form S-8 of our report as contained in the Company's Annual Report on Form 10K-SB, filed June 13, 2000, for the year ended February 29, 2000.


                                 /s/ Merdinger, Fruchter, Rosen & Corso, P.C.
                                ---------------------------------------------
                                Merdinger, Fruchter, Rosen & Corso, P.C.
                                Certified Public Accountants


New York, New York
December 29, 2000


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